Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (April 24, 2017)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-6872

MUFG AMERICAS HOLDINGS CORPORATION REPORTS FIRST QUARTER NET INCOME OF $229 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported net income for the first quarter of $229 million, compared with $334 million for the prior quarter and $62 million for the year-ago quarter.

First Quarter Results:

◦	Net income for the first quarter was $229 million, down $105 million from the fourth quarter of 2016.

◦
The provision (reversal) for credit losses was $(30) million compared with $(41) million in the fourth quarter of 2016. The current quarter reversal reflects general improvement in portfolio credit quality and composition.

◦
Total revenue was $1.3 billion, down $135 million from the preceding quarter, reflecting the gain on sale of the Bank's legacy principal branch and administrative office in the prior quarter and a decrease in fees from affiliates.

◦	Average loans held for investment during the first quarter of 2017 were $78.0 billion, down $0.6 billion from the fourth quarter of 2016.

◦	Average deposits during the first quarter of 2017 were $86.2 billion, down $0.5 billion from the fourth quarter of 2016.

1

The following table presents financial highlights for the periods ended March 31, 2017, December 31, 2016 and March 31, 2016:

				Percent Change to
	As of and for the Three Months Ended			March 31, 2017 from
(Dollars in millions)	March 31, 2017	December 31, 2016	March 31, 2016	December 31, 2016	March 31, 2016
Results of operations:
Net interest income	$795	$802	$724	(1)%	10%
Noninterest income	488	616	474	(21)	3
Total revenue	1,283	1,418	1,198	(10)	7
Noninterest expense	1,006	956	968	5	4
Pre-tax, pre-provision income (1)	277	462	230	(40)	20
(Reversal of) provision for credit losses	(30)	(41)	162	27	(119)
Income before income taxes and including
noncontrolling interests	307	503	68	(39)	351
Income tax expense	83	175	18	(53)	361
Net income including noncontrolling interests	224	328	50	(32)	348
Deduct: Net loss from noncontrolling interests	5	6	12	(17)	(58)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$229	$334	$62	(31)	269

Balance sheet (end of period):
Total assets	$149,678	$148,144	$156,554	1	(4)
Total securities	25,299	24,478	23,699	3	7
Securities borrowed or purchased under resale agreements	19,992	19,747	28,110	1	(29)
Total loans held for investment	78,434	77,551	80,906	1	(3)
Core deposits (2)	80,717	80,482	74,882	—	8
Total deposits	86,533	86,947	89,460	—	(3)
Securities loaned or sold under repurchase agreements	25,079	24,616	27,211	2	(8)
Long-term debt	11,333	11,410	13,068	(1)	(13)
MUAH stockholders' equity	17,484	17,233	16,684	1	5

Balance sheet (period average):
Total assets	$149,563	$150,799	$154,704	(1)	(3)
Total securities	24,900	24,105	23,550	3	6
Securities borrowed or purchased under resale agreements	20,454	21,859	31,698	(6)	(35)
Total loans held for investment	77,982	78,615	80,083	(1)	(3)
Earning assets	136,489	137,964	142,153	(1)	(4)
Total deposits	86,151	86,700	83,968	(1)	3
Securities loaned or sold under repurchase agreements	25,904	26,147	31,204	(1)	(17)
MUAH stockholders' equity	17,487	17,367	16,692	1	5
Net interest margin (3) (7)	2.37%	2.35%	2.06%

____________________________________
Refer to Exhibit 12 for footnote explanations.

2

First Quarter Results

First Quarter Total Revenue

For the first quarter of 2017, total revenue (net interest income plus noninterest income) was $1.3 billion, down $135 million from the fourth quarter of 2016. Net interest income for the first quarter of 2017 was $795 million, down $7 million compared with the fourth quarter of 2016. The net interest margin increased 2 basis points to 2.37% during the quarter.
For the first quarter of 2017, noninterest income was $488 million, down $128 million compared with the preceding quarter, largely due to the gain on sale of the Bank's legacy principal branch and administrative office in the prior quarter and lower fee income from revenue sharing activities with BTMU.
Compared with the first quarter of 2016, total revenue increased $85 million, primarily due to an increase in net interest income, driven by an increase in the net interest margin, partially offset by a decrease in earning assets.

First Quarter Noninterest Expense

Noninterest expense for the first quarter of 2017 was $1.0 billion, up $50 million compared with the fourth quarter of 2016 and up $38 million from the first quarter of 2016. The increase from the fourth quarter was driven primarily by increases in professional and outside services, advertising and public relations, and employee benefits expenses. Compared with the first quarter of 2016, the increase in noninterest expense was primarily due to increases in salaries, including incentive accruals, and professional and outside services expense.
The effective tax rate for the first quarter of 2017 was 27.0%, down from 34.8% for the fourth quarter of 2016, due to a decrease in state tax expense, an increase in federal tax credits related to renewable energy investments and an adjustment to align estimated income tax expense with actual full year results recorded in the prior quarter.

3

Support Services Provided to BTMU - First Quarter Summary Impact

For the quarters ended March 31, 2017, December 31, 2016 and March 31, 2016, the Company recorded the following fee income and costs related to support services:

	For the Three Months Ended
(Dollars in millions)	March 31, 2017	December 31, 2016	March 31, 2016

Fees from affiliates - support services (15)	$158	$175	$149

Staff costs associated with fees from
affiliates - support services (15)	147	162	139

Net support services	$11	$13	$10

__________________________
Refer to Exhibit 12 for footnote explanations.

The Company also recognized fees from affiliates through revenue sharing agreements with BTMU for various business and banking services.

Balance Sheet

At March 31, 2017, total assets were $149.7 billion, up $1.5 billion from the prior quarter, driven by an increase in loans held for investment and securities available for sale. Total deposits decreased $0.4 billion to $86.5 billion compared with the prior quarter-end due to a decrease in demand deposits and money market deposits, partially offset by an increase in interest bearing deposits related to the launch of PurePoint Financial, a new online division of the Bank. Core deposits were up $0.2 billion, compared with the prior quarter-end. Commercial paper and other short-term borrowings increased $1.1 billion compared with the prior quarter-end.

4

Credit Quality

The following table presents credit quality data for the quarters ended March 31, 2017, December 31, 2016 and March 31, 2016:

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2017	December 31, 2016	March 31, 2016

Total (reversal of) provision for credit losses	$(30)	$(41)	$162
Net loans charged-off	56	19	4
Nonaccrual loans	569	689	956
Criticized loans held for investment (13)	2,151	2,427	3,148

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.73%	0.82%	1.09%
Nonaccrual loans	100.12	92.69	92.17
Allowance for credit losses to (14):
Total loans held for investment	0.91	1.03	1.30
Nonaccrual loans	125.81	116.20	109.86
Nonaccrual loans to total loans held for investment	0.73	0.89	1.18

____________________________________
Refer to Exhibit 12 for footnote explanations.

In the first quarter of 2017, the provision (reversal) for credit losses was $(30) million, compared with $(41) million for the fourth quarter of 2016 and $162 million for the first quarter of 2016. The current quarter reversal reflects general improvement in portfolio credit quality and composition.

5

Capital

The following table presents capital ratio data as of March 31, 2017 and December 31, 2016:

	March 31, 2017	December 31, 2016
Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (9) (10)	15.10%	14.77%
Tier 1 risk-based capital ratio (9) (10)	15.10	14.77
Total risk-based capital ratio (9) (10)	16.66	16.45
Tier 1 leverage ratio (9) (10)	10.16	9.92

Other:
Tangible common equity ratio (11)	9.65%	9.58%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (8) (9) (12)	15.09	14.73

____________________________________
Refer to Exhibit 12 for footnote explanations.

The Company’s stockholders' equity was $17.5 billion at March 31, 2017, compared with $17.2 billion at December 31, 2016.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 15.10%, 15.10% and 16.66%, respectively, at March 31, 2017. The increase in the Company's risk-based capital ratios was driven by net income and a decrease in risk-weighted assets. The tangible common equity ratio was 9.65% at March 31, 2017.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased-in) was 15.09% at March 31, 2017.

6

Non-GAAP Financial Measures

This press release includes additional non-GAAP financial measures and capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the U.S. Basel III standardized approach on a fully phased-in basis)) to provide useful supplemental information regarding the Company's business results and to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in Exhibits 10 and 11.

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with total assets of $149.7 billion at March 31, 2017. Its main subsidiaries are MUFG Union Bank, N.A. and MUFG Securities Americas Inc. MUFG Union Bank, N.A. provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of March 31, 2017, MUFG Union Bank, N.A. operated 365 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Securities Americas Inc. is a registered securities broker-dealer which engages in capital markets origination transactions, private placements, collateralized financings, securities borrowing and lending transactions, and domestic and foreign debt and equities securities transactions. MUFG Americas Holdings Corporation is owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mitsubishi UFJ Financial Group, Inc. The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., which is one of the world’s leading financial groups. Visit www.unionbank.com or www.mufgamericas.com for more information.

###

7

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					March 31, 2017 from
(Dollars in millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	March 31, 2016
Results of operations:
Net interest income	$795	$802	$773	$754	$724	(1)%	10%
Noninterest income	488	616	570	565	474	(21)	3
Total revenue	1,283	1,418	1,343	1,319	1,198	(10)	7
Noninterest expense	1,006	956	952	906	968	5	4
Pre-tax, pre-provision income (1)	277	462	391	413	230	(40)	20
(Reversal of) provision for credit losses	(30)	(41)	73	(39)	162	27	(119)
Income before income taxes and including
noncontrolling interests	307	503	318	452	68	(39)	351
Income tax expense	83	175	97	129	18	(53)	361
Net income including noncontrolling interests	224	328	221	323	50	(32)	348
Deduct: Net loss from noncontrolling interests	5	6	39	11	12	(17)	(58)
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$229	$334	$260	$334	$62	(31)	269

Balance sheet (end of period):
Total assets	$149,678	$148,144	$151,099	$147,972	$156,554	1	(4)
Total securities	25,299	24,478	24,116	23,188	23,699	3	7
Securities borrowed or purchased under resale agreements	19,992	19,747	21,906	20,363	28,110	1	(29)
Total loans held for investment	78,434	77,551	79,249	81,045	80,906	1	(3)
Core deposits (2)	80,717	80,482	77,392	75,296	74,882	—	8
Total deposits	86,533	86,947	84,643	82,652	89,460	—	(3)
Securities loaned or sold under repurchase agreements	25,079	24,616	25,582	23,197	27,211	2	(8)
Long-term debt	11,333	11,410	11,427	11,737	13,068	(1)	(13)
MUAH stockholders' equity	17,484	17,233	17,353	17,133	16,684	1	5

Balance sheet (period average):
Total assets	$149,563	$150,799	$149,056	$149,447	$154,704	(1)	(3)
Total securities	24,900	24,105	23,503	23,341	23,550	3	6
Securities borrowed or purchased under resale agreements	20,454	21,859	20,668	24,030	31,698	(6)	(35)
Total loans held for investment	77,982	78,615	80,469	81,542	80,083	(1)	(3)
Earning assets	136,489	137,964	136,051	137,198	142,153	(1)	(4)
Total deposits	86,151	86,700	84,194	83,621	83,968	(1)	3
Securities loaned or sold under repurchase agreements	25,904	26,147	23,872	25,338	31,204	(1)	(17)
MUAH stockholders' equity	17,487	17,367	17,311	16,980	16,692	1	5

Performance ratios:
Return on average assets (3)	0.62%	0.89%	0.70%	0.89%	0.16%
Return on average MUAH stockholders' equity (3)	5.27	7.69	6.03	7.87	1.45
Return on average MUAH tangible common equity (3) (4)	6.64	9.71	7.60	9.92	1.94
Efficiency ratio (5)	78.39	67.35	70.88	68.67	80.90
Adjusted efficiency ratio (6)	73.42	64.62	62.46	62.27	73.72
Net interest margin (3) (7)	2.37	2.35	2.29	2.23	2.06

Capital ratios:

Regulatory (8):	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (9) (10)	15.10%	14.77%	13.97%	13.58%	13.33%
Tier 1 risk-based capital ratio (9) (10)	15.10	14.77	13.97	13.58	13.33
Total risk-based capital ratio (9) (10)	16.66	16.45	15.66	15.44	15.32
Tier 1 leverage ratio (9) (10)	10.16	9.92	9.82	11.59	11.41

Other:
Tangible common equity ratio (11)	9.65%	9.58%	9.45%	9.53%	8.70%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (8) (9) (12)	15.09	14.73	13.94	13.56	13.31

___________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					March 31, 2017 from
(Dollars in millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	March 31, 2016

Credit Data:
(Reversal of) provision for loan losses	$(14)	$(32)	$68	$(36)	$158	56%	(109)%
(Reversal of) provision for losses on unfunded credit commitments	(16)	(9)	5	(3)	4	(78)	(500)
Total (reversal of) provision for credit losses	$(30)	$(41)	$73	$(39)	$162	27	(119)

Net loans charged-off (recovered)	$56	$19	$124	$97	$4	195	nm
Nonperforming assets	572	692	724	648	974	(17)	(41)
Criticized loans held for investment (13)	2,151	2,427	2,404	2,918	3,148	(11)	(32)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.73%	0.82%	0.87%	0.92%	1.09%
Nonaccrual loans	100.12	92.69	96.08	118.30	92.17
Allowance for credit losses to (14):
Total loans held for investment	0.91	1.03	1.09	1.13	1.30
Nonaccrual loans	125.81	116.20	119.97	144.55	109.86
Net loans charged-off (recovered) to average total loans held for investment (3)	0.29	0.09	0.61	0.48	0.02
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.73	0.89	0.91	0.80	1.20
Nonperforming assets to total assets	0.38	0.47	0.48	0.44	0.62
Nonaccrual loans to total loans held for investment	0.73	0.89	0.91	0.78	1.18

____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Interest Income
Loans	$708	$703	$711	$719	$706
Securities	129	137	122	114	110
Securities borrowed or purchased under resale
agreements	63	54	47	44	50
Trading assets	74	62	50	38	22
Other	10	11	6	4	6
Total interest income	984	967	936	919	894

Interest Expense
Deposits	49	47	49	49	49
Commercial paper and other short-term borrowings	8	15	7	7	3
Long-term debt	57	47	57	63	73
Securities loaned or sold under repurchase agreements	59	41	36	31	32
Trading liabilities	16	15	14	15	13
Total interest expense	189	165	163	165	170

Net Interest Income	795	802	773	754	724
(Reversal of) provision for credit losses	(30)	(41)	73	(39)	162
Net interest income after (reversal of) provision for
credit losses	825	843	700	793	562

Noninterest Income
Service charges on deposit accounts	48	49	48	46	49
Trust and investment management fees	29	29	29	30	32
Trading account activities	(4)	12	25	40	28
Securities gains, net	2	14	23	19	13
Credit facility fees	26	26	27	28	27
Brokerage commissions and fees	18	5	15	25	19
Card processing fees, net	11	11	10	9	9
Investment banking and syndication fees	88	59	113	79	61
Fees from affiliates (15)	219	265	222	258	212
Other, net	51	146	58	31	24
Total noninterest income	488	616	570	565	474

Noninterest Expense
Salaries and employee benefits	615	596	592	572	595
Net occupancy and equipment	82	83	82	79	81
Professional and outside services	116	99	84	81	105
Software	46	41	39	37	37
Regulatory assessments	20	22	22	14	14
Intangible asset amortization	7	8	7	6	7
Other	120	107	126	117	129
Total noninterest expense	1,006	956	952	906	968

Income before income taxes and including
noncontrolling interests	307	503	318	452	68
Income tax expense	83	175	97	129	18
Net Income including Noncontrolling Interests	224	328	221	323	50
Deduct: Net loss from noncontrolling interests	5	6	39	11	12
Net Income attributable to MUAH	$229	$334	$260	$334	$62
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Cash and due from banks	$1,736	$1,909	$1,837	$1,766	$1,813
Interest bearing deposits in banks	3,091	3,844	3,537	2,306	6,747
Federal funds sold	—	—	—	10	—
Total cash and cash equivalents	4,827	5,753	5,374	4,082	8,560
Securities borrowed or purchased under resale agreements	19,992	19,747	21,906	20,363	28,110
Trading account assets	8,926	8,942	9,405	8,427	5,629
Securities available for sale	14,925	14,141	13,728	12,929	13,094
Securities held to maturity	10,374	10,337	10,388	10,259	10,605
Loans held for investment	78,434	77,551	79,249	81,045	80,906
Allowance for loan losses	(570)	(639)	(691)	(748)	(881)
Loans held for investment, net	77,864	76,912	78,558	80,297	80,025
Premises and equipment, net	618	591	591	599	666
Goodwill	3,225	3,225	3,225	3,225	3,225
Other assets	8,927	8,496	7,924	7,791	6,640
Total assets	$149,678	$148,144	$151,099	$147,972	$156,554

Liabilities
Deposits:
Noninterest bearing	$35,020	$35,654	$34,186	$32,861	$38,556
Interest bearing	51,513	51,293	50,457	49,791	50,904
Total deposits	86,533	86,947	84,643	82,652	89,460
Securities loaned or sold under repurchase agreements	25,079	24,616	25,582	23,197	27,211
Commercial paper and other short-term borrowings	3,487	2,360	5,865	7,137	3,179
Long-term debt	11,333	11,410	11,427	11,737	13,068
Trading account liabilities	3,233	2,905	3,328	3,053	4,375
Other liabilities	2,383	2,520	2,742	2,863	2,367
Total liabilities	132,048	130,758	133,587	130,639	139,660

Equity
MUAH stockholders' equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 144,322,280 shares issued and outstanding as of March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016	144	144	144	144	144
Additional paid-in capital	7,892	7,884	7,871	7,870	7,878
Retained earnings	10,331	10,101	9,769	9,509	9,178
Accumulated other comprehensive loss	(883)	(896)	(431)	(390)	(516)
Total MUAH stockholders' equity	17,484	17,233	17,353	17,133	16,684
Noncontrolling interests	146	153	159	200	210
Total equity	17,630	17,386	17,512	17,333	16,894
Total liabilities and equity	$149,678	$148,144	$151,099	$147,972	$156,554
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	March 31, 2017			December 31, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (16)
Commercial and industrial	$25,612	$220	3.49%	$26,935	$229	3.38%
Commercial mortgage	14,504	148	4.07	14,816	149	4.02
Construction	2,217	22	4.01	2,211	22	4.08
Lease financing	1,788	16	3.63	1,822	15	3.49
Residential mortgage	30,411	256	3.37	29,271	240	3.28
Home equity and other consumer loans	3,450	49	5.77	3,560	50	5.53
Total loans held for investment	77,982	711	3.67	78,615	705	3.58
Securities	24,900	135	2.16	24,105	142	2.36
Securities borrowed or purchased under resale agreements	20,454	63	1.26	21,859	55	0.99
Interest bearing deposits in banks	3,450	7	0.82	4,441	6	0.53
Federal funds sold	—	—	1.03	2	—	0.71
Trading account assets	9,094	74	3.29	8,283	62	2.96
Other earning assets	609	3	2.12	659	4	2.95
Total earning assets	136,489	993	2.93	137,964	974	2.82
Allowance for loan losses	(647)			(697)
Cash and due from banks	1,869			1,878
Premises and equipment, net	592			586
Other assets (17)	11,260			11,068
Total assets	$149,563			$150,799
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,905	33	0.34	$39,523	31	0.31
Savings	6,205	1	0.07	5,925	1	0.04
Time	5,369	15	1.13	5,901	15	1.08
Total interest bearing deposits	51,479	49	0.39	51,349	47	0.37
Commercial paper and other short-term borrowings	3,477	8	0.94	4,109	15	1.38
Securities loaned or sold under repurchase agreements	25,904	59	0.92	26,147	41	0.63
Long-term debt	11,347	57	2.01	11,285	47	1.69
Total borrowed funds	40,728	124	1.22	41,541	103	0.99
Trading account liabilities	2,567	16	2.57	2,552	15	2.28
Total interest bearing liabilities	94,774	189	0.81	95,442	165	0.69
Noninterest bearing deposits	34,672			35,351
Other liabilities (18)	2,487			2,490
Total liabilities	131,933			133,283
Equity
MUAH stockholders' equity	17,487			17,367
Noncontrolling interests	143			149
Total equity	17,630			17,516
Total liabilities and equity	$149,563			$150,799

Net interest income/spread (taxable-equivalent basis)		804	2.12%		809	2.13%
Impact of noninterest bearing deposits			0.22			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.37			2.35
Less: taxable-equivalent adjustment		9			7
Net interest income		$795			$802
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	March 31, 2017			March 31, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (16)
Commercial and industrial	$25,612	$220	3.49%	$30,475	$248	3.27%
Commercial mortgage	14,504	148	4.07	14,604	148	4.04
Construction	2,217	22	4.01	2,272	22	3.94
Lease financing	1,788	16	3.63	1,890	15	3.15
Residential mortgage	30,411	256	3.37	27,479	233	3.40
Home equity and other consumer loans	3,450	49	5.77	3,363	41	4.96
Total loans held for investment	77,982	711	3.67	80,083	707	3.54
Securities	24,900	135	2.16	23,550	115	1.95
Securities borrowed or purchased under resale agreements	20,454	63	1.26	31,698	50	0.64
Interest bearing deposits in banks	3,450	7	0.82	2,412	3	0.53
Federal funds sold	—	—	1.03	42	—	0.53
Trading account assets	9,094	74	3.29	3,951	22	2.24
Other earning assets	609	3	2.12	417	3	2.54
Total earning assets	136,489	993	2.93	142,153	900	2.54
Allowance for loan losses	(647)			(727)
Cash and due from banks	1,869			1,888
Premises and equipment, net	592			643
Other assets (17)	11,260			10,747
Total assets	$149,563			$154,704
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,905	33	0.34	$38,355	28	0.30
Savings	6,205	1	0.07	5,715	1	0.06
Time	5,369	15	1.13	7,577	20	1.08
Total interest bearing deposits	51,479	49	0.39	51,647	49	0.39
Commercial paper and other short-term borrowings	3,477	8	0.94	3,536	3	0.42
Securities loaned or sold under repurchase agreements	25,904	59	0.92	31,204	32	0.41
Long-term debt	11,347	57	2.01	13,410	73	2.14
Total borrowed funds	40,728	124	1.22	48,150	108	0.90
Trading account liabilities	2,567	16	2.57	2,716	13	1.96
Total interest bearing liabilities	94,774	189	0.81	102,513	170	0.67
Noninterest bearing deposits	34,672			32,321
Other liabilities (18)	2,487			3,006
Total liabilities	131,933			137,840
Equity
MUAH stockholders' equity	17,487			16,692
Noncontrolling interests	143			172
Total equity	17,630			16,864
Total liabilities and equity	$149,563			$154,704

Net interest income/spread (taxable-equivalent basis)		804	2.12%		730	1.87%
Impact of noninterest bearing deposits			0.22			0.16
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.37			2.06
Less: taxable-equivalent adjustment		9			6
Net interest income		$795			$724
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Loans held for investment
Loans held for investment:
Commercial and industrial	$25,602	$25,379	$27,662	$29,831	$30,721
Commercial mortgage	14,468	14,625	15,024	15,238	15,029
Construction	2,040	2,283	2,257	2,255	2,251
Lease financing	1,779	1,819	1,840	1,878	1,870
Total commercial portfolio	43,889	44,106	46,783	49,202	49,871

Residential mortgage	31,162	29,922	28,873	28,343	27,604
Home equity and other consumer loans	3,383	3,523	3,593	3,500	3,431
Total consumer portfolio	34,545	33,445	32,466	31,843	31,035
Total loans held for investment	$78,434	$77,551	$79,249	$81,045	$80,906

Nonperforming Assets
Nonaccrual loans:
Commercial and industrial	$400	$458	$487	$397	$702
Commercial mortgage	33	31	31	26	30
Total commercial portfolio	433	489	518	423	732

Residential mortgage	110	171	172	177	186
Home equity and other consumer loans	26	29	29	32	38
Total consumer portfolio	136	200	201	209	224
Total nonaccrual loans	569	689	719	632	956

OREO	3	3	5	16	18

Total nonperforming assets	$572	$692	$724	$648	$974

Loans 90 days or more past due and still accruing	$24	$23	$23	$18	$34

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$639	$691	$748	$881	$723
(Reversal of) provision for loan losses	(14)	(32)	68	(36)	158
Other	1	(1)	(1)	—	4
Loans charged-off:
Commercial and industrial	(49)	(26)	(66)	(46)	(8)
Commercial and industrial - transfer to held for sale	(6)	(2)	(60)	(51)	—
Total commercial portfolio	(55)	(28)	(126)	(97)	(8)
Residential mortgage	—	—	2	—	1
Home equity and other consumer loans	(11)	(7)	(4)	(2)	(2)
Total consumer portfolio	(11)	(7)	(2)	(2)	(1)
Total loans charged-off	(66)	(35)	(128)	(99)	(9)
Recoveries of loans previously charged-off:
Commercial and industrial	8	15	2	2	1
Commercial mortgage	1	—	1	—	3
Total commercial portfolio	9	15	3	2	4
Home equity and other consumer loans	1	1	1	—	1
Total consumer portfolio	1	1	1	—	1
Total recoveries of loans previously charged-off	10	16	4	2	5
Net loans (charged-off) recovered	(56)	(19)	(124)	(97)	(4)
Ending balance of allowance for loan losses	570	639	691	748	881
Allowance for losses on unfunded credit commitments	146	162	171	166	169
Total allowance for credit losses	$716	$801	$862	$914	$1,050

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	March 31, 2017		December 31, 2016		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	December 31, 2016	December 31, 2016
Asset Liability Management securities:
U.S. Treasury	$2,920	$2,813	$2,625	$2,505	$308	12%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	7,474	7,378	6,814	6,695	683	10
Privately issued	431	426	333	327	99	30
Privately issued - commercial mortgage-backed securities	664	663	666	664	(1)	—
Collateralized loan obligations	1,985	1,997	2,219	2,218	(221)	(10)
Other	7	7	7	7	—	—
Asset Liability Management securities	13,481	13,284	12,664	12,416	868	7
Other debt securities:
Direct bank purchase bonds	1,528	1,543	1,601	1,613	(70)	(4)
Other	94	93	108	107	(14)	(13)
Equity securities	5	5	5	5	—	—
Total securities available for sale	$15,108	$14,925	$14,378	$14,141	$784	6%

Securities Held to Maturity

	March 31, 2017		December 31, 2016		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (19)	Value	Amount (19)	Value	December 31, 2016	December 31, 2016
U.S. Treasury	$493	$497	$492	$497	$1	—%
U.S. government agency and government-sponsored agencies-residential mortgage-backed securities	8,306	8,240	8,263	8,201	43	1
U.S. government agency and government-sponsored agencies-commercial mortgage-backed securities	1,575	1,611	1,582	1,618	(7)	—
Total securities held to maturity	$10,374	$10,348	$10,337	$10,316	$37	—%
___________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income attributable to MUAH	$229	$334	$260	$334	$62
Add: intangible asset amortization, net of tax	4	5	4	4	4
Net income attributable to MUAH, excluding intangible asset amortization (a)	$233	$339	$264	$338	$66

Average MUAH stockholders' equity	$17,487	$17,367	$17,311	$16,980	$16,692
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	220	226	193	179	186
Less: Deferred tax liabilities related to goodwill and intangible assets	(75)	(50)	(50)	(48)	(44)
Average tangible common equity (b)	$14,117	$13,966	$13,943	$13,624	$13,325
Return on average MUAH tangible common equity (3) (4) (a)/(b)	6.64%	9.71%	7.60%	9.92%	1.94%

Noninterest expense	$1,006	$956	$952	$906	$968
Less: Staff costs associated with fees from affiliates - support services	147	162	139	137	139
Less: Foreclosed asset expense and other credit costs	—	1	1	—	(1)
Less: Productivity initiative costs	14	26	18	4	12
Less: Low income housing credit (LIHC) investment amortization expense	2	3	2	2	1
Less: Expenses of the LIHC consolidated VIEs	5	5	40	11	12
Less: Merger and business integration costs	3	5	3	5	5
Less: Net adjustments related to privatization transaction	3	3	4	5	5
Less: Intangible asset amortization	4	5	3	2	3
Less: Contract termination fee	2	3	(2)	—	—
Noninterest expense, as adjusted (c)	$826	$743	$744	$740	$792

Total revenue	$1,283	$1,418	$1,343	$1,319	$1,198
Add: Net interest income taxable-equivalent adjustment	9	7	8	8	6
Less: Fees from affiliates - support services	158	175	150	147	149
Less: Productivity initiative gains	4	71	—	—	—
Less: Accretion related to privatization-related fair value adjustments	2	1	2	3	5
Less: Other credit costs	(1)	23	4	(9)	(13)
Less: Impairment on private equity investments	5	1	3	—	(12)
Less: Gains on sale of fixed assets	—	3	—	—	—
Total revenue, as adjusted (d)	$1,124	$1,151	$1,192	$1,186	$1,075
Adjusted efficiency ratio (c)/(d) (6)	73.42%	64.62%	62.46%	62.27%	73.72%

____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain GAAP amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total MUAH stockholders' equity	$17,484	$17,233	$17,353	$17,133	$16,684
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	216	223	224	175	182
Less: Deferred tax liabilities related to goodwill and intangible assets	(72)	(79)	(52)	(48)	(49)
Tangible common equity (e)	$14,115	$13,864	$13,956	$13,781	$13,326
Total assets	$149,678	$148,144	$151,099	$147,972	$156,554
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	216	223	224	175	182
Less: Deferred tax liabilities related to goodwill and intangible assets	(72)	(79)	(52)	(48)	(49)
Tangible assets (f)	$146,309	$144,775	$147,702	$144,620	$153,196
Tangible common equity ratio (e)/(f) (11)	9.65%	9.58%	9.45%	9.53%	8.70%

Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (g)	$14,977	$14,757	$14,426	$13,233	$12,936
Other	(29)	(58)	(55)	(38)	(40)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (h)	$14,948	$14,699	$14,371	$13,195	$12,896
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$99,155	$99,904	$103,265	$97,412	$97,011
Add: Adjustments	(101)	(137)	(142)	(118)	(122)
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased-in) (j)	$99,054	$99,767	$103,123	$97,294	$96,889
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (h)/(j) (8) (9) (12)	15.09%	14.73%	13.94%	13.56%	13.31%
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits, domestic time deposits greater than $250,000 and certain other deposits not considered to be core customer relationships.

(3)	Annualized.

(4)
Return on tangible common equity, a non-GAAP financial measure, is net income excluding intangible asset amortization divided by average tangible common equity. Management believes that this ratio provides useful supplemental information regarding the Company's business results. The methodology for determining tangible common equity may differ among companies. Please refer to Exhibit 10 for reconciliations between certain GAAP amounts and this non-GAAP measure.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(6)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, other credit costs, impairment on private equity investments and gains on sale of fixed assets. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibit 10 for reconciliations between certain GAAP amounts and this non-GAAP measure.

(7)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(8)
Ratios calculated at March 31, 2017, December 31, 2016 and September 30, 2016 reflect the designation of MUAH as the U.S. Intermediate Holding Company (IHC) of MUFG on July 1, 2016. Prior period ratios have not been revised to include the transferred IHC entities.

(9)	Preliminary as of March 31, 2017.

(10)	These capital ratios are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(11)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 11 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants. Please refer to Exhibit 11 for a reconciliation between certain GAAP amounts and this non-GAAP measure.

(13)
Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(14)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(15)
Fees from affiliates primarily represents income from BTMU pursuant to a master services agreement whereby the Bank provides BTMU with support services for its U.S. branch banking operations in exchange for fee income.

(16)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(17)	Includes noninterest bearing trading account assets.

(18)	Includes noninterest bearing trading account liabilities.

(19)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful

Exhibit 12